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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


         Date of report (Date of earliest event reported): July 15, 2003



                            HUDSON CITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                   DELAWARE                                 0-26001                           22-3640393
 (State or other jurisdiction of in Company)       (Commission File Number)       (IRS Employer Identification No.)


                              WEST 80 CENTURY ROAD
                            PARAMUS, NEW JERSEY 07652
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (201) 967-1900


                                 NOT APPLICABLE
          (Former name or former address, if changed since 1st report)




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ITEMS 1, 2, 3, 4, 5, 6, AND 8. NOT APPLICABLE.

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

      No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

 99.1 Press release, dated July 15, 2003, announcing second quarter financial results for the period ended June 30, 2003.



ITEM  9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED PURSUANT TO ITEM 12).

      On July 15, 2003, Hudson City Bancorp, Inc. (the "Company"), the holding company for Hudson City Savings Bank, a New Jersey chartered stock savings bank, issued a press release announcing second quarter financial results for the period ended June 30, 2003. A copy of the Company's press release is attached as
Exhibit 99.1 to this Report.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HUDSON CITY BANCORP, INC.

                                     By:   /s/ Ronald E. Hermance, Jr.
                                           -------------------------------------
                                           Ronald E. Hermance, Jr.
                                           President and Chief Executive Officer



Dated:  July 15, 2003



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                                  EXHIBIT INDEX

EXHIBIT NO.                                    DESCRIPTION
-----------                                    -----------
99.1 Press release, dated July 15, 2003, announcing second quarter financial results for the period ended June 30, 2003.




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